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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2003
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                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


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Delaware                        001-04129                       75-0675400
(State or other                (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


901 West Walnut Hill Lane, Irving, Texas                            75038-1003
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(Address of principle executive offices)                            (Zip code)


Registrant's telephone number, including area code:              (972) 580-4000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits
                  --------

                  99.1     Press Release of Zale Corporation issued May 8, 2003.


Item 9. Regulation FD Disclosure

     The information set forth under this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On May 8, 2003, Zale Corporation issued a press release reporting its sales results for the third quarter ended April 30, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

                                  EXHIBIT INDEX
                                  -------------

99.1              Press Release of Zale Corporation issued May 8, 2003.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




               ZALE  CORPORATION
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               Registrant


Date:    May 8, 2003                          By: /s/ Cynthia T. Gordon
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                                              Cynthia T. Gordon
                                              Senior Vice President, Controller
                                              (principle accounting officer
                                              of the registrant)